Themes Cloud Computing ETF
Schedule of Investments
as of December 31, 2023 (Unaudited)

COMMON STOCKS - 99.5%	Shares	Value
Media - 8.6%
Alphabet, Inc. - Class A(a)	147	$20,535
GoDaddy, Inc. - Class A(a)	38	4,034
LY Corp.	600	2,126
Prosus NV	394	11,738
VeriSign, Inc.(a)	24	4,943
		43,376

Retail & Wholesale - Discretionary - 8.4%
Amazon.com, Inc.(a)	156	23,702
MercadoLibre, Inc.(a)	12	18,858
		42,560

Software & Tech Services – 81.9%(b)
Adobe, Inc.(a)	38	22,671
Akamai Technologies, Inc.(a)	40	4,734
ANSYS, Inc.(a)	22	7,983
Atlassian Corp. - Class A(a)	40	9,514
Autodesk, Inc.(a)	56	13,635
Booz Allen Hamilton Holding Corp.	34	4,349
CACI International, Inc. - Class A(a)	6	1,943
Cadence Design Systems, Inc.(a)	72	19,611
Check Point Software Technologies Ltd.(a)	24	3,667
Cloudflare, Inc. - Class A(a)	78	6,494
Confluent, Inc. - Class A(a)	56	1,310
Crowdstrike Holdings, Inc. - Class A(a)	58	14,809
CyberArk Software Ltd.(a)	10	2,191
Dassault Systemes SE	180	8,790
Datadog, Inc. - Class A(a)	76	9,225
Dropbox, Inc. - Class A(a)	68	2,005
Dynatrace, Inc.(a)	62	3,391
Fortinet, Inc.(a)	183	10,711
HubSpot, Inc.(a)	13	7,547
Intuit, Inc.	38	23,751
Manhattan Associates, Inc.(a)	16	3,445
Microsoft Corp.	62	23,314
MongoDB, Inc.(a)	18	7,359
Nice Ltd. - ADR(a)	16	3,192
Nutanix, Inc. - Class A(a)	62	2,957
Okta, Inc.(a)	40	3,621
Oracle Corp.	185	19,505
Palo Alto Networks, Inc.(a)	81	23,885
Paycom Software, Inc.	14	2,894
Qualys, Inc.(a)	10	1,963
Sage Group PLC/The	270	4,035
Salesforce, Inc.(a)	98	25,788
SAP SE	150	23,097
ServiceNow, Inc.(a)	36	25,434
Snowflake, Inc. - Class A(a)	72	14,328
Splunk, Inc.(a)	40	6,094
Synopsys, Inc.(a)	40	20,596
Workday, Inc. - Class A(a)	54	14,907
Zoom Video Communications, Inc. - Class A(a)	68	4,890
Zscaler, Inc.(a)	24	5,317
		414,952

Tech Hardware & Semiconductors - 0.6%
F5, Inc.(a)	16	2,864
TOTAL COMMON STOCKS (Cost $497,268)		503,752

SHORT-TERM INVESTMENTS - 0.5%
Money Market Funds - 0.5%	Shares
First American Treasury Obligations Fund - Class X, 5.25%(c)	2,732	2,732
TOTAL SHORT-TERM INVESTMENTS (Cost $2,732)		2,732

TOTAL INVESTMENTS - 100.0% (Cost $500,000)		$506,484
Other Assets in Excess of Liabilities - 0.0%(d)		19
TOTAL NET ASSETS - 100.0%		$506,503

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	The rate shown represents the 7-day effective yield as of December 31, 2023.
(d)	Represents less than 0.05% of net assets.

Themes ETF Trust

The following is a summary of significant accounting policies consistently followed by Themes Global Systemically Important Banks ETF (“GSIB”), Themes Generative Artificial Intelligence ETF (“WISE”), Themes Natural Monopoly ETF (“CZAR”), Themes Cloud Computing ETF (“CLOD”), Themes US Cash Flow Champions ETF (“USCF”), Themes US R&D Champions ETF (“USRD”), Themes Airlines ETF (“AIRL”), Themes European Luxury ETF (“FINE”), Themes Cybersecurity ETF (“SPAM”), Themes Gold Miners ETF (“AUMI”), and Themes US Small Cap Cash Flow Champions ETF (“SMCF”)(each a “Fund,” or collectively the “Funds”).

Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by Themes Management Company, LLC (the “Adviser”), using procedures adopted by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2023, none of the Funds held any fair valued securities.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2023:

Themes Cloud Computing ETF
	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$503,752	$–	$–	$503,752
Money Market Funds	2,732	–	–	2,732
Total Investments	$506,484	$–	$–	$506,484

Refer to the Schedule of Investments for industry classifications.